Exhibit 10.1

FIFTH MODIFICATION TO BUSINESS LOAN

AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS

THIS FIFTH MODIFICATION TO BUSINESS LOAN AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS (this “Modification”), dated as of May 24, 2006, is made by and among (i) Citizens Bank of Pennsylvania, a Pennsylvania state chartered bank (“Citizens Bank”), acting in its capacity as agent for the Lenders (the “Agent”); (ii) Citizens Bank, acting in its individual capacity as Swing Line Lender (the “Swing Line Lender”); (iii) Citizens Bank, acting in its individual capacity as a Lender and First Horizon Bank, a division of First Tennessee Bank National Association (“First Horizon” and collectively with Citizens Bank, acting in its individual capacity as a Lender, the “Lenders”); and (iv) Opinion Research Corporation, a Delaware corporation, Macro International Inc., a Delaware corporation, Social and Health Services, Ltd., a Maryland corporation, ORC Holdings, Ltd., an English Company, O.R.C. International Ltd., an English Company, and any other “Borrower” party to the hereinafter referenced Loan Agreement from time to time (the “Borrowers”)1. Capitalized terms used but not defined herein shall have the meanings attributed to such terms in the Loan Agreement.

W I T N E S S E T H    T H A T:

WHEREAS, on May 4, 2004, the Lenders extended to the Borrowers loans and certain other financial accommodations (collectively, the “Original Loan”) in the aggregate maximum principal amount of Thirty-five Million and No/100 Dollars ($35,000,000.00) pursuant to the terms and conditions of a certain Business Loan and Security Agreement dated as of May 4, 2004 (as modified by the hereinafter referenced First Modification, Second Modification, Third Modification, Fourth Modification, this Modification, and as the same may be further modified or amended from time to time, the “Loan Agreement”), by and among the Borrowers, the Agent, the Swing Line Lender and the Lenders; and

WHEREAS, pursuant to the terms of a certain First Modification to Business Loan and Security Agreement and Other Loan Documents dated March 15, 2005 (the “First Modification”), the aggregate maximum principal amount of the Original Loan was increased (as increased, the “Loan”) from Thirty-five Million and No/100 Dollars ($35,000,000.00) to Fifty Million and No/100 Dollars ($50,000,000.00) by the extension to the Borrowers of a new term loan in the aggregate original principal amount of Fifteen Million and No/100 Dollars ($15,000,000.00); and

WHEREAS, pursuant to the terms of a certain Second Modification to Business Loan and Security Agreement and Other Loan Documents dated July 29, 2005 (the “Second Modification”), the Loan was modified to permit the Borrowers to obtain financing in the form of unsecured senior subordinated debt from The Royal Bank of Scotland plc; and

WHEREAS, pursuant to the terms of a certain Third Modification to Business Loan and Security Agreement and Other Loan Documents dated November 30, 2005 (the “Third Modification”), the Loan was further modified to, among other things, reallocate the Loan among the Lenders; and

WHEREAS, pursuant to the terms of a certain Fourth Modification to Business Loan and Security Agreement and Other Loan Documents dated January 18, 2006, but effective for all purposes as of December 31, 2005 (the “Fourth Modification”), the Loan was further modified to, among other things, revise certain financial covenants of the Borrowers set forth in the Loan Agreement; and

[1]	Note: The membership interests in ORC ProTel, LLC, a Delaware limited liability company, were sold by Opinion Research Corporation on December 31, 2005, and ORC ProTel, LLC is no longer a Borrower.

WHEREAS, the Loan is currently evidenced by (i) a certain Revolving Promissory Note dated May 4, 2004 (together with all extensions, renewals, modifications, amendments, replacements and substitutions thereof or therefor, the “Citizens Revolving Note”), made by the Borrowers and payable to the order of Citizens Bank (acting in its capacity as a Lender) in the maximum principal amount of Twenty Million and No/100 Dollars ($20,000,000.00), (ii) a certain Revolving Promissory Note dated May 4, 2004 (together with all extensions, renewals, modifications, amendments, replacements and substitutions thereof or therefor, the “First Horizon Revolving Note”), made by the Borrowers and payable to the order of First Horizon in the maximum principal amount of Fifteen Million and No/100 Dollars ($15,000,000.00), (iii) a certain Swing Line Promissory Note dated May 4, 2004 (together with all extensions, renewals, modifications, amendments, replacements and substitutions thereof or therefor, the “Swing Line Note” and together with the Citizens Revolving Note and the First Horizon Revolving Note, the “Revolving Notes”) made by the Borrowers and payable to the order of Citizens Bank (acting in its capacity as the Swing Line Lender), in the maximum principal amount of Five Million and No/100 Dollars ($5,000,000.00), and (iv) a certain Amended, Restated and Consolidated Term Promissory Note dated November 30, 2005 (together with all extensions, renewals, modifications, amendments, replacements and substitutions thereof or therefor, the “Citizens Term Note” and together with the Revolving Notes, the “Notes”), made by the Borrowers and payable to the order of Citizens Bank (acting in its capacity as a Lender) in the original principal amount of Fifteen Million and No/100 Dollars ($15,000,000.00), each secured by, among other things, (a) the Collateral described in the Loan Agreement and (b) certain collateral documents, instruments and agreements executed, issued and/or delivered by one or more of the Borrowers to the Agent for the ratable benefit of the Lenders, in connection with the Loan; and

WHEREAS, the Borrowers have requested, and the Agent and Lenders have agreed, to (a) extend the Maturity Date of the Revolving Notes from May 3, 2007 to April 30, 2009; and (b) to revise certain of the financial covenants of the Borrowers set forth in the Loan Agreement, as hereinafter provided, and subject to the terms and conditions hereinafter set forth.

NOW THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The foregoing recitals are hereby incorporated herein by this reference and made a part hereof, with the same force and effect as if fully set forth herein.

2. Subject to the terms and provisions of this Modification, the Maturity Date of the Revolving Notes is being extended from May 3, 2007 to April 30, 2009. Simultaneously with the Borrowers’ execution and delivery of this Modification, the Borrowers shall execute and deliver to the Agent (a) certain Allonges and Modifications for each of the Revolving Notes, in form and substance satisfactory to the Agent and Lenders in all respects, which shall evidence the extension of the stated Maturity Date of the Revolving Notes from May 3, 2007 to April 30, 2009; (b) certified resolutions and consents, authorizing the execution, delivery and performance of this Modification (and related documents) by the Borrowers, and the transactions contemplated hereby and thereby; (c) such other documents, instruments and agreements as the Agent may reasonably request; (d) a consent of The Royal Bank of Scotland plc (“RBS”) authorizing the execution and performance of this Modification; and (e) a fully executed copy of that certain Second Amendment to Senior Subordinated Note Purchase Agreement (“Second Amendment”) among the Borrowers and RBS, and a confirmation that all of the conditions precedent therein have been satisfied or waived.

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3. The definition of “Applicable Percentage” set forth in the “Certain Definitions” section of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

““Applicable Percentage” shall mean (i) from and after the date hereof through and including September 30, 2006, seventy-five percent (75%), (ii) from and after October 1, 2006 through and including May 31, 2007, sixty percent (60%) and (iii) from and after June 1, 2007, fifty percent (50%).”

4. Sections 6.15(c) and 6.15(f) set forth in the Loan Agreement are hereby deleted in their entirety, and the following substituted in lieu thereof:

“(c) Leverage Ratio. The Borrowers and the Non-Borrower Subsidiaries will maintain, on a consolidated basis, for each quarter ending during the periods specified below, a Leverage Ratio of not more than the following:

Period	Maximum Leverage Ratio
From April 1, 2006 through September 30, 2006	4.25 to 1.00
From October 1, 2006 through September 30, 2007	4.00 to 1.00
From and after October 1, 2007	3.75 to 1.00

For purposes of the foregoing, “Leverage Ratio” shall mean, for each measurement period, the ratio of the Borrower’s and the Non-Borrower Subsidiaries’ Total Debt to EBITDA. The Leverage Ratio shall be measured on the last day of each fiscal quarter throughout the term of the Loan.”

“(f) Senior Debt Leverage Ratio. The Borrowers and the Non-Borrower Subsidiaries will maintain, on a consolidated basis, for each quarter ending during the periods specified below, a Senior Debt Leverage Ratio of not more than the following:

Period	Maximum Leverage Ratio
From April 1, 2006 through September 30, 2007	3.00 to 1.00
From and after October 1, 2007	2.75 to 1.00

For purposes of the foregoing, “Senior Debt Leverage Ratio” shall mean, for each measurement period, the ratio of the total amount of the outstanding Loans to EBITDA. The Senior Debt Leverage Ratio shall be measured on the last day of each fiscal quarter throughout the term of the Loan.”

5. Exhibit 5 attached to the Loan Agreement is hereby deleted in its entirety, and Exhibit 5 attached to this Modification substituted in lieu thereof.

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6. The Agent hereby acknowledges and consents to the modifications of the Leverage Ratio as proposed by RBS in the Second Amendment.

7. Simultaneously with the Borrowers’ execution and delivery of this Modification (and as a condition precedent to the effectiveness of this Modification), the Borrowers shall (a) pay to the Agent (for the ratable benefit of the Lenders), in immediately available funds, an administrative fee in the amount of One Hundred Twenty-five Thousand and No/100 Dollars ($125,000.00), which fee the Borrowers acknowledge has been fully earned by the Lenders; (b) pay to the Agent, in immediately available funds, all of the Agent’s and Lenders’ costs and expenses associated with this Modification and the transactions referenced herein or contemplated hereby, including, without limitation, the Agent’s and Lenders’ reasonable legal fees and expenses; and (c) deliver to the Agent the other documents, instruments and agreements referenced herein.

8. The Borrowers hereby represent, warrant, acknowledge and agree that as of the date hereof (a) all accrued and unpaid interest and fees payable with respect to the Revolving Facility, the Term Facility, the Swing Line Outstandings and all Letters of Credit have been paid through the date hereof; (b) the Term Facility has a current outstanding principal balance of Twelve Million and 00/100 Dollars ($12,000,000.00); (c) after giving effect to the transactions contemplated hereby, there are no set-offs or defenses against and no defaults under the Loan Agreement, any of the Notes or any other Loan Document; (d) after giving effect to the transactions contemplated hereby, no act, event or condition has occurred which, with notice or the passage of time, or both, would constitute a default under the Loan Agreement, any of the Notes or any other Loan Document; (e) all of the representations and warranties of the Borrowers contained in the Loan Agreement expressly qualified by a “materiality” standard are true and correct in all respects as of the date hereof, and all of the representations and warranties of the Borrowers contained in the Loan Agreement not expressly qualified by a “materiality” standard are true and correct in all material respects as of the date hereof (except with respect to those changes in facts and circumstances which are expressly permitted by the terms of the Loan Agreement or to the extent that such representations and warranties expressly relate solely to an earlier date); and (f) all schedules attached to the Loan Agreement with respect to any particular representation and warranty of the Borrowers set forth in the Loan Agreement (as modified) remain true, accurate and complete, as updated in writing to the Agent as of the date of this Modification.

9. The Borrowers, and their respective representatives, successors and assigns, hereby jointly and severally, knowingly and voluntarily RELEASE, DISCHARGE, and FOREVER WAIVE and RELINQUISH any and all claims, demands, obligations, liabilities, defenses, affirmative defenses, setoffs, counterclaims, actions, and causes of action of whatsoever kind or nature, whether known or unknown, which they have, may have, or might have or may assert now or in the future against the Agent and/or the Lenders directly or indirectly, arising out of, based upon, or in any manner connected with any transaction, event, circumstance, action, failure to act, or occurrence of any sort or type, in each case related to, arising from or in connection with the Loan, whether known or unknown, and which occurred, existed, was taken, permitted, or begun prior to the date hereof (including, without limitation, any claim, demand, obligation, liability, defense, counterclaim, action or cause of action relating to or arising from the grant by the Borrowers to the Agent and/or the Lenders of a security interest in or encumbrance on collateral that is, was or may be subject to, or an agreement by which the Borrowers are bound and which contains a prohibition on further mortgaging or encumbering the same). The Borrowers hereby acknowledge and agree that the execution of this Modification by the Agent and the Lenders shall not constitute an acknowledgment of or an admission by the Agent and/or the Lenders of the existence of any such claims or of liability for any matter or precedent upon which any liability may be asserted.

10. Except as expressly set forth herein, nothing contained in this Modification is intended to or shall otherwise act to nullify, discharge, or release any obligation incurred in connection with the Notes,

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the Loan Agreement and/or the other Loan Documents or to waive or release any collateral given by the Borrowers to secure the Notes, nor shall this Modification be deemed or considered to operate as a novation of the Notes, the Loan Agreement or the other Loan Documents. Except to the extent of any express conflict with this Modification or except as otherwise expressly contemplated by this Modification, all of the terms and conditions of the Notes, the Loan Agreement and the other Loan Documents shall remain in full force and effect, and the same are hereby expressly approved, ratified and confirmed. In the event of any express conflict between the terms and conditions of the Notes, the Loan Agreement or the other Loan Documents and this Modification, this Modification shall be controlling and the terms and conditions of such other documents shall be deemed to be amended to conform with this Modification.

11. If any term, condition, or any part thereof, of this Modification, the Loan Agreement or of the other Loan Documents shall for any reason be found or held to be invalid or unenforceable by any court or governmental agency of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition nor any other term, provision, or condition of this Modification, the Loan Agreement and the other Loan Documents, and this Modification, the Loan Agreement and the other Loan Documents shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

12. The Borrowers acknowledge that, at all times prior to and through the date hereof, the Agent and the Lenders have acted in good faith and have conducted themselves in a commercially reasonable manner in its relationship with the Borrowers in connection with this Modification and in connection with the obligations of the Borrowers to the Agent and the Lenders under the Loan; the Borrowers hereby waiving and releasing any claims to the contrary.

13. The Borrowers hereby acknowledge and agree that, from and after the date hereof, all references to the “Loan Agreement” set forth in any Loan Document shall mean the Loan Agreement, as modified pursuant to the First Modification, the Second Modification, the Third Modification, the Fourth Modification and this Modification, and that except as expressly modified hereby, the Loan Agreement shall be and remain unchanged and in full force and effect, and the same is hereby expressly approved, ratified and confirmed.

14. The Borrowers acknowledge (a) that they have participated in the negotiation of this Modification, and no provision of this Modification shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision; (b) that each has had access to an attorney of its choosing in the negotiation of the terms of and in the preparation and execution of this Modification, and each has had the opportunity to review, analyze, and discuss with its counsel this Modification, and the underlying factual matters relevant to this Modification, for a sufficient period of time prior to the execution and delivery hereof; (c) that all of the terms of this Modification were negotiated at arm’s length; (d) that this Modification was prepared and executed without fraud, duress, undue influence, or coercion of any kind exerted by any of the parties upon the others; and (e) that the execution and delivery of this Modification by each of the Borrowers is its free and voluntary act and deed for the purposes contained herein.

15. This Modification shall be governed by the laws of the State of Maryland, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

16. This Modification may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument. Signature pages may be exchanged by facsimile and each party hereto agrees to be bound by its facsimile signature.

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IN WITNESS WHEREOF, the undersigned have executed this Modification as of the date first above written.

LENDER(S):

CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered bank

By:	/s/ Derek Whitwer
Name:	Derek Whitwer
Title:	Vice President

FIRST HORIZON BANK, a division of First Tennessee Bank National Association

By:	/s/ Gill Waller
Name:	Gill Waller
Title:	Senior Vice President

AGENT:

CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered bank

By:	/s/ Derek Whitwer
Name:	Derek Whitwer
Title:	Vice President

ACKNOWLEDGED AND AGREED:

BORROWERS:

OPINION RESEARCH CORPORATION, a Delaware corporation

By:	/s/ Douglas L. Cox
Name:	Douglas L. Cox
Title:	Secretary

MACRO INTERNATIONAL INC., a Delaware corporation

By:	/s/ Douglas L. Cox
Name:	Douglas L. Cox
Title:	Assistant Secretary

SOCIAL AND HEALTH SERVICES, LTD., a Maryland corporation

By:	/s/ Kevin P. Croke
Name:	Kevin P. Croke
Title:	Secretary

ORC HOLDINGS, LTD., an English company

By:	/s/ Kevin P. Croke
Name:	Kevin P. Croke
Title:	Designated Signer

O.R.C. INTERNATIONAL LTD, an English company

By:	/s/ Kevin P. Croke
Name:	Kevin P. Croke
Title:	Designated Signer

ALLONGE AND SECOND MODIFICATION OF REVOLVING PROMISSORY NOTE

THIS ALLONGE AND SECOND MODIFICATION OF REVOLVING PROMISSORY NOTE (this “Allonge”) dated as of May 24, 2006, is made by and among (i) Opinion Research Corporation, a Delaware corporation, Macro International Inc., a Delaware corporation, Social and Health Services, Ltd., a Maryland corporation, ORC Holdings, Ltd., an English company, O.R.C. International Ltd., an English company, and each other person or entity hereafter joined as a “Borrower” party to the hereinafter referenced Loan Agreement (collectively, the “Borrowers”), (ii) Citizens Bank of Pennsylvania, a Pennsylvania state chartered bank (“Citizens Bank”), and (iii) Citizens Bank, acting in its capacity as agent (the “Agent”) for the Lender parties to the Loan Agreement. Capitalized terms used but not defined herein shall have the meanings attributed to such terms in that certain Business Loan and Security Agreement dated as of May 4, 2004 (as amended, modified or restated from time to time, the “Loan Agreement”) by and among (a) the Borrowers, (b) the Agent, (c) Citizens Bank, acting in its capacity as Swing Line Lender, and (d) First Horizon Bank, a division of First Tennessee Bank National Association (“First Horizon”), Citizens Bank, acting in its capacity as a Lender, and each other “Lender” party thereto from time to time (collectively the “Lenders”).

W I T N E S S E T H    T H A T :

WHEREAS, on May 4, 2004, the Lenders extended to the Borrowers loans and certain other financial accommodations (collectively, the “Original Loan”) in the aggregate maximum principal amount of Thirty-five Million and No/100 Dollars ($35,000,000.00) pursuant to the terms and conditions of the Loan Agreement; and

WHEREAS, pursuant to the terms of a certain First Modification to Business Loan and Security Agreement and Other Loan Documents dated March 15, 2005 (the “First Modification”), the aggregate maximum principal amount of the Original Loan was increased (as increased, the “Loan”) from Thirty-five Million and No/100 Dollars ($35,000,000.00) to Fifty Million and No/100 Dollars ($50,000,000.00) by the extension to the Borrowers of a new term loan in the aggregate original principal amount of Fifteen Million and No/100 Dollars ($15,000,000.00); and

WHEREAS, the Loan is currently evidenced by (i) a certain Revolving Promissory Note dated May 4, 2004 (together with all extensions, renewals, modifications, amendments, replacements and substitutions thereof or therefor, the “Citizens Revolving Note”), made by the Borrowers and payable to the order of Citizens Bank (acting in its capacity as a Lender) in the maximum principal amount of Twenty Million and No/100 Dollars ($20,000,000.00), (ii) a certain Revolving Promissory Note dated May 4, 2004 (together with all extensions, renewals, modifications, amendments, replacements and substitutions thereof or therefor, the “First Horizon Revolving Note”), made by the Borrowers and payable to the order of First Horizon in the maximum principal amount of Fifteen Million and No/100 Dollars ($15,000,000.00), (iii) a certain Swing Line Promissory Note dated May 4, 2004 (together with all extensions, renewals, modifications, amendments, replacements and substitutions thereof or therefor, the “Swing Line Note” and together with the Citizens Revolving Note and the First Horizon Revolving Note, the “Revolving Notes”) made by the Borrowers and payable to the order of Citizens Bank (acting in its capacity as the Swing Line Lender), in the maximum principal amount of Five Million and No/100 Dollars ($5,000,000.00), and (iv) a certain Amended, Restated and Consolidated Term Promissory Note dated November 30, 2005 (together with all extensions, renewals, modifications, amendments, replacements and substitutions thereof or therefor, the “Citizens Term Note” and together with the Revolving Notes, the “Notes”), made by the Borrowers and payable to the order of Citizens Bank (acting in its capacity as a Lender) in the original principal amount of Fifteen Million and No/100 Dollars ($15,000,000.00), each secured by, among other things, (a) the Collateral described in the Loan Agreement and (b) certain collateral documents, instruments and agreements executed, issued and/or delivered by one or more of the Borrowers to the Agent for the ratable benefit of the Lenders, in connection with the Loan; and

WHEREAS, pursuant to the terms of a certain Fifth Modification to Business Loan and Security Agreement and Other Loan Documents of even date herewith (the “Fifth Modification”), the Borrowers, the Lenders and the Agent have agreed to, among other things, extend the stated Maturity Date of the Revolving Notes from May 3, 2007 to April 30, 2009; and

WHEREAS, the Borrowers, Citizens Bank (acting in its capacity as a Lender) and the Agent desire to enter into this Allonge to evidence the extension of the Maturity Date of the Citizens Revolving Note, as hereinafter provided.

NOW THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The foregoing recitals are incorporated herein by this reference and made a part hereof, with the same force and effect as if fully set forth herein.

2. The Maturity Date set forth in the Citizens Revolving Note is hereby extended from May 3, 2007 to April 30, 2009.

3. To induce Citizens Bank (acting in its capacity as a Lender) to extend the Maturity Date set forth in the Citizens Revolving Note, the Borrowers hereby jointly and severally represent and warrant that, as of the date hereof, (a) there are no set-offs or defenses against, and no defaults or Events of Default under, the Loan Agreement, the Notes or any other Loan Document, (b) there exists no act, event or condition which, with notice or the passage of time, or both, would constitute a default or Event of Default under the Loan Agreement, the Notes or any other Loan Document, (c) all of the representations and warranties of the Borrowers contained in the Loan Agreement expressly qualified by a “materiality” standard are true and correct in all respects as of the date hereof, and all of the representations and warranties of the Borrowers contained in the Loan Agreement not expressly qualified by a “materiality” standard are true and correct in all material respects as of the date hereof (except with respect to those changes in facts and circumstances which are expressly permitted by the terms of the Loan Agreement or to the extent that such representations and warranties expressly relate solely to an earlier date).

4. This Allonge shall be physically annexed to the Citizens Revolving Note and shall evidence the extension of the Maturity Date of the Citizens Revolving Note. The Borrowers agree that this Allonge constitutes an amendment and modification of the Citizens Revolving Note and not a novation of the indebtedness evidenced thereby.

5. Except as expressly set forth herein, nothing contained in this Allonge is intended to or shall otherwise act to nullify, discharge, or release any obligation incurred in connection with the Citizens Revolving Note and/or any other Loan Document or to waive or release any Collateral given by the Borrowers to secure the Citizens Revolving Note. Except to the extent of any express conflict with this

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Allonge or except as otherwise expressly contemplated by this Allonge, all of the terms and conditions of the Citizens Revolving Note shall remain in full force and effect, and the same are hereby expressly approved, ratified and confirmed. In the event of any express conflict between the terms and conditions of the Citizens Revolving Note and this Allonge, this Allonge shall be controlling and the terms and conditions of such other documents shall be deemed to be amended to conform with this Allonge.

6. If any term, provision, condition, or any part of this Allonge shall for any reason be found or held to be invalid or unenforceable by any court or governmental agency of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision, condition or part nor any other term, provision, condition or part of this Allonge, and this Allonge shall survive and be construed as if such invalid or unenforceable term, provision, condition or part had not been contained therein.

7. The Borrowers acknowledge that, at all times prior to and through the date hereof, Citizens Bank (acting in its capacity as a Lender) has acted in good faith and has conducted itself in a commercially reasonable manner in its relationship with the Borrowers in connection with this Allonge and in connection with the obligations of the Borrowers to Citizens Bank (acting in its capacity as a Lender) under the Loan; the Borrowers hereby waive and release any claims to the contrary.

8. This Allonge shall be construed in accordance with the laws of the State of Maryland and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9. This Allonge may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument. Signature pages may be exchanged by facsimile and each party hereto agrees to be bound by its facsimile signature.

[The Remainder of This Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned have executed this Allonge as of the day and year first above written.

WITNESS:		OPINION RESEARCH CORPORATION, a Delaware corporation

By:	/s/ Kevin P. Croke	By:	/s/ Douglas L. Cox
Name:	Kevin P. Croke	Name:	Douglas L. Cox
		Title:	Secretary

MACRO INTERNATIONAL INC., a Delaware corporation

By:	/s/ Kevin P. Croke	By:	/s/ Douglas L. Cox
Name:	Kevin P. Croke	Name:	Douglas L. Cox
		Title:	Assistant Secretary

SOCIAL AND HEALTH SERVICES, LTD., a Maryland corporation

By:	/s/ Douglas L. Cox	By:	/s/ Kevin P. Croke
Name:	Douglas L. Cox	Name:	Kevin P. Croke
		Title:	Secretary

ORC HOLDINGS, LTD., an English company

By:	/s/ Douglas L. Cox	By:	/s/ Kevin P. Croke
Name:	Douglas L. Cox	Name:	Kevin P. Croke
		Title:	Designated Signer

O.R.C. INTERNATIONAL LTD., an English company

By:	/s/ Douglas L. Cox	By:	/s/ Kevin P. Croke
Name:	Douglas L. Cox	Name:	Kevin P. Croke
		Title:	Designated Signer

CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered bank, as a Lender

By:	/s/ Derek Whitwer
Name:	Derek Whitwer
Title:	Vice President

CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered bank, as the Agent

By:	/s/ Derek Whitwer
Name:	Derek Whitwer
Title:	Vice President

ALLONGE AND SECOND MODIFICATION OF REVOLVING PROMISSORY NOTE

THIS ALLONGE AND SECOND MODIFICATION OF REVOLVING PROMISSORY NOTE (this “Allonge”) dated as of May 24, 2006, is made by and among (i) Opinion Research Corporation, a Delaware corporation, Macro International Inc., a Delaware corporation, Social and Health Services, Ltd., a Maryland corporation, ORC Holdings, Ltd., an English company, O.R.C. International Ltd., an English company, and each other person or entity hereafter joined as a “Borrower” party to the hereinafter referenced Loan Agreement (collectively, the “Borrowers”), (ii) First Horizon Bank, a division of First Tennessee Bank National Association (“First Horizon”), and (iii) Citizens Bank of Pennsylvania, a Pennsylvania state chartered bank (“Citizens Bank”), acting in its capacity as agent (the “Agent”) for the “Lender” parties the Loan Agreement. Capitalized terms used but not defined herein shall have the meanings attributed to such terms in that certain Business Loan and Security Agreement dated as of May 4, 2004 (as amended, modified or restated from time to time, the “Loan Agreement”) by and among (a) the Borrowers, (b) the Agent, (c) Citizens Bank, acting in its capacity as Swing Line Lender, and (d) First Horizon, Citizens Bank, acting in its capacity as a Lender, and each other “Lender” party thereto from time to time (collectively the “Lenders”).

W I T N E S S E T H    T H A T :

WHEREAS, on May 4, 2004, the Lenders extended to the Borrowers loans and certain other financial accommodations (collectively, the “Original Loan”) in the aggregate maximum principal amount of Thirty-five Million and No/100 Dollars ($35,000,000.00) pursuant to the terms and conditions of the Loan Agreement; and

WHEREAS, pursuant to the terms of a certain First Modification to Business Loan and Security Agreement and Other Loan Documents dated March 15, 2005 (the “First Modification”), the aggregate maximum principal amount of the Original Loan was increased (as increased, the “Loan”) from Thirty-five Million and No/100 Dollars ($35,000,000.00) to Fifty Million and No/100 Dollars ($50,000,000.00) by the extension to the Borrowers of a new term loan in the aggregate original principal amount of Fifteen Million and No/100 Dollars ($15,000,000.00); and

WHEREAS, the Loan is currently evidenced by (i) a certain Revolving Promissory Note dated May 4, 2004 (together with all extensions, renewals, modifications, amendments, replacements and substitutions thereof or therefor, the “Citizens Revolving Note”), made by the Borrowers and payable to the order of Citizens Bank (acting in its capacity as a Lender) in the maximum principal amount of Twenty Million and No/100 Dollars ($20,000,000.00), (ii) a certain Revolving Promissory Note dated May 4, 2004 (together with all extensions, renewals, modifications, amendments, replacements and substitutions thereof or therefor, the “First Horizon Revolving Note”), made by the Borrowers and payable to the order of First Horizon in the maximum principal amount of Fifteen Million and No/100 Dollars ($15,000,000.00), (iii) a certain Swing Line Promissory Note dated May 4, 2004 (together with all extensions, renewals, modifications, amendments, replacements and substitutions thereof or therefor, the “Swing Line Note” and together with the Citizens Revolving Note and the First Horizon Revolving Note, the “Revolving Notes”) made by the Borrowers and payable to the order of Citizens Bank (acting in its capacity as the Swing Line Lender), in the maximum principal amount of Five Million and No/100 Dollars ($5,000,000.00), and (iv) a certain Amended, Restated and Consolidated Term Promissory Note dated November 30, 2005 (together with all extensions, renewals, modifications, amendments, replacements and substitutions thereof or therefor, the “Citizens Term Note” and together with the Revolving Notes, the “Notes”), made by the Borrowers and payable to the order of Citizens Bank (acting in its capacity as a Lender) in the original principal amount of Fifteen Million and No/100 Dollars ($15,000,000.00), each secured by, among other things, (a) the Collateral described in the Loan Agreement and (b) certain collateral documents, instruments and agreements executed, issued and/or delivered by one or more of the Borrowers to the Agent for the ratable benefit of the Lenders, in connection with the Loan; and

WHEREAS, pursuant to the terms of a certain Fifth Modification to Business Loan and Security Agreement and Other Loan Documents of even date herewith (the “Fifth Modification”), the Borrowers, the Lenders and the Agent have agreed to, among other things, extend the stated Maturity Date of the Revolving Notes from May 3, 2007 to April 30, 2009; and

WHEREAS, the Borrowers, First Horizon and the Agent desire to enter into this Allonge to evidence the extension of the Maturity Date of the First Horizon Revolving Note, as hereinafter provided.

NOW THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The foregoing recitals are incorporated herein by this reference and made a part hereof, with the same force and effect as if fully set forth herein.

2. The Maturity Date set forth in the First Horizon Revolving Note is hereby extended from May 3, 2007 to April 30, 2009.

3. To induce First Horizon to extend the Maturity Date set forth in the First Horizon Revolving Note, the Borrowers hereby jointly and severally represent and warrant that, as of the date hereof, (a) there are no set-offs or defenses against, and no defaults or Events of Default under, the Loan Agreement, the Notes or any other Loan Document, (b) there exists no act, event or condition which, with notice or the passage of time, or both, would constitute a default or Event of Default under the Loan Agreement, the Notes or any other Loan Document, (c) all of the representations and warranties of the Borrowers contained in the Loan Agreement expressly qualified by a “materiality” standard are true and correct in all respects as of the date hereof, and all of the representations and warranties of the Borrowers contained in the Loan Agreement not expressly qualified by a “materiality” standard are true and correct in all material respects as of the date hereof (except with respect to those changes in facts and circumstances which are expressly permitted by the terms of the Loan Agreement or to the extent that such representations and warranties expressly relate solely to an earlier date).

4. This Allonge shall be physically annexed to the First Horizon Revolving Note and shall evidence the extension of the Maturity Date of the First Horizon Revolving Note. The Borrowers agree that this Allonge constitutes an amendment and modification of the First Horizon Revolving Note and not a novation of the indebtedness evidenced thereby.

5. Except as expressly set forth herein, nothing contained in this Allonge is intended to or shall otherwise act to nullify, discharge, or release any obligation incurred in connection with the First Horizon Revolving Note and/or any other Loan Document or to waive or release any Collateral given by the Borrowers to secure the First Horizon Revolving Note. Except to the extent of any express conflict with this Allonge or except as otherwise expressly contemplated by this Allonge, all of the terms and

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conditions of the First Horizon Revolving Note shall remain in full force and effect, and the same are hereby expressly approved, ratified and confirmed. In the event of any express conflict between the terms and conditions of the First Horizon Revolving Note and this Allonge, this Allonge shall be controlling and the terms and conditions of such other documents shall be deemed to be amended to conform with this Allonge.

6. If any term, provision, condition, or any part of this Allonge shall for any reason be found or held to be invalid or unenforceable by any court or governmental agency of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision, condition or part nor any other term, provision, condition or part of this Allonge, and this Allonge shall survive and be construed as if such invalid or unenforceable term, provision, condition or part had not been contained therein.

7. The Borrowers acknowledge that, at all times prior to and through the date hereof, First Horizon has acted in good faith and has conducted itself in a commercially reasonable manner in its relationship with the Borrowers in connection with this Allonge and in connection with the obligations of the Borrowers to First Horizon under the Loan; the Borrowers hereby waive and release any claims to the contrary.

8. This Allonge shall be construed in accordance with the laws of the State of Maryland and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9. This Allonge may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument. Signature pages may be exchanged by facsimile and each party hereto agrees to be bound by its facsimile signature.

[The Remainder of This Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned have executed this Allonge as of the day and year first above written.

WITNESS:		OPINION RESEARCH CORPORATION, a Delaware corporation

By:	/s/ Kevin P. Croke	By:	/s/ Douglas L. Cox
Name:	Kevin P. Croke	Name:	Douglas L. Cox
		Title:	Secretary

MACRO INTERNATIONAL INC., a Delaware corporation

By:	/s/ Kevin P. Croke	By:	/s/ Douglas L. Cox
Name:	Kevin P. Croke	Name:	Douglas L. Cox
		Title:	Assistant Secretary

SOCIAL AND HEALTH SERVICES, LTD., a Maryland corporation

By:	/s/ Douglas L. Cox	By:	/s/ Kevin P. Croke
Name:	Douglas L. Cox	Name:	Kevin P. Croke
		Title:	Secretary

ORC HOLDINGS, LTD., an English company

By:	/s/ Douglas L. Cox	By:	/s/ Kevin P. Croke
Name:	Douglas L. Cox	Name:	Kevin P. Croke
		Title:	Designated Signer

O.R.C. INTERNATIONAL LTD., an English company

By:	/s/ Douglas L. Cox	By:	/s/ Kevin P. Croke
Name:	Douglas L. Cox	Name:	Kevin P. Croke
		Title:	Designated Signer

FIRST HORIZON BANK, a division of First Tennessee Bank National Association, as a Lender

By:	/s/ Gill Waller
Name:	Gill Waller
Title:	Senior Vice President

CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered bank, as the Agent

By:	/s/ Derek Whitwer
Name:	Derek Whitwer
Title:	Vice President

ALLONGE AND FIRST MODIFICATION OF SWING LINE FACILITY PROMISSORY NOTE

THIS ALLONGE AND FIRST MODIFICATION OF SWING LINE FACILITY PROMISSORY NOTE (this “Allonge”) dated as of May 24, 2006, is made by and among (i) Opinion Research Corporation, a Delaware corporation, Macro International Inc., a Delaware corporation, Social and Health Services, Ltd., a Maryland corporation, ORC Holdings, Ltd., an English company, O.R.C. International Ltd., an English company, and each other person or entity hereafter joined as a “Borrower” party to the hereinafter referenced Loan Agreement (collectively, the “Borrowers”) (ii) Citizens Bank of Pennsylvania, a Pennsylvania state chartered bank (“Citizens Bank”), acting in its capacity as the Swing Line Lender, and (iii) Citizens Bank, acting in its capacity as agent (the “Agent”) for the “Lender” parties to the Loan Agreement. Capitalized terms used but not defined herein shall have the meanings attributed to such terms in that certain Business Loan and Security Agreement dated as of May 4, 2004 (as amended, modified or restated from time to time, the “Loan Agreement”) by and among (a) the Borrowers, (b) the Agent, (c) Citizens Bank, acting in its capacity as Swing Line Lender, and (d) First Horizon Bank, a division of First Tennessee Bank National Association (“First Horizon”), Citizens Bank, acting in its capacity as a Lender, and each other “Lender” party thereto from time to time (collectively the “Lenders”).

W I T N E S S E T H    T H A T :

WHEREAS, on May 4, 2004, the Lenders extended to the Borrowers loans and certain other financial accommodations (collectively, the “Original Loan”) in the aggregate maximum principal amount of Thirty-five Million and No/100 Dollars ($35,000,000.00) pursuant to the terms and conditions of the Loan Agreement; and

WHEREAS, pursuant to the terms of a certain First Modification to Business Loan and Security Agreement and Other Loan Documents dated March 15, 2005 (the “First Modification”), the aggregate maximum principal amount of the Original Loan was increased (as increased, the “Loan”) from Thirty-five Million and No/100 Dollars ($35,000,000.00) to Fifty Million and No/100 Dollars ($50,000,000.00) by the extension to the Borrowers of a new term loan in the aggregate original principal amount of Fifteen Million and No/100 Dollars ($15,000,000.00); and

WHEREAS, the Loan is currently evidenced by (i) a certain Revolving Promissory Note dated May 4, 2004 (together with all extensions, renewals, modifications, amendments, replacements and substitutions thereof or therefor, the “Citizens Revolving Note”), made by the Borrowers and payable to the order of Citizens Bank (in its capacity as a Lender) in the maximum principal amount of Twenty Million and No/100 Dollars ($20,000,000.00), (ii) a certain Revolving Promissory Note dated May 4, 2004 (together with all extensions, renewals, modifications, amendments, replacements and substitutions thereof or therefor, the “First Horizon Revolving Note”), made by the Borrowers and payable to the order of First Horizon in the maximum principal amount of Fifteen Million and No/100 Dollars ($15,000,000.00), (iii) a certain Swing Line Promissory Note dated May 4, 2004 (together with all extensions, renewals, modifications, amendments, replacements and substitutions thereof or therefor, the “Swing Line Note” and together with the Citizens Revolving Note and the First Horizon Revolving Note, the “Revolving Notes”) made by the Borrowers and payable to the order of Citizens Bank (acting in its capacity as the Swing Line Lender), in the maximum principal amount of Five Million and No/100 Dollars ($5,000,000.00), and (iv) a certain Amended, Restated and Consolidated Term Promissory Note dated November 30, 2005 (together with all extensions, renewals, modifications, amendments, replacements and substitutions thereof or therefor, the “Citizens Term Note” and together with the

Revolving Notes, the “Notes”), made by the Borrowers and payable to the order of Citizens Bank (acting it its capacity as a Lender) in the original principal amount of Fifteen Million and No/100 Dollars ($15,000,000.00), each secured by, among other things, (a) the Collateral described in the Loan Agreement and (b) certain collateral documents, instruments and agreements executed, issued and/or delivered by one or more of the Borrowers to the Agent for the ratable benefit of the Lenders, in connection with the Loan; and

WHEREAS, pursuant to the terms of a certain Fifth Modification to Business Loan and Security Agreement and Other Loan Documents of even date herewith (the “Fifth Modification”), the Borrowers, the Lenders and the Agent have agreed to, among other things, extend the stated Maturity Date of the Revolving Notes from May 3, 2007 to April 30, 2009; and

WHEREAS, the Borrowers, Citizens Bank (acting in its capacity as the Swing Line Lender) and the Agent desire to enter into this Allonge to evidence the extension of the Maturity Date of the Swing Line Note, as hereinafter provided.

NOW THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The foregoing recitals are incorporated herein by this reference and made a part hereof, with the same force and effect as if fully set forth herein.

2. The Maturity Date set forth in the Swing Line Note is hereby extended from May 3, 2007 to April 30, 2009.

3. To induce Citizens Bank (acting it its capacity as the Swing Line Lender) to extend the Maturity Date set forth in the Swing Line Note, the Borrowers hereby jointly and severally represent and warrant that, as of the date hereof, (a) there are no set-offs or defenses against, and no defaults or Events of Default under, the Loan Agreement, the Notes or any other Loan Document, (b) there exists no act, event or condition which, with notice or the passage of time, or both, would constitute a default or Event of Default under the Loan Agreement, the Notes or any other Loan Document, (c) all of the representations and warranties of the Borrowers contained in the Loan Agreement expressly qualified by a “materiality” standard are true and correct in all respects as of the date hereof, and all of the representations and warranties of the Borrowers contained in the Loan Agreement not expressly qualified by a “materiality” standard are true and correct in all material respects as of the date hereof (except with respect to those changes in facts and circumstances which are expressly permitted by the terms of the Loan Agreement or to the extent that such representations and warranties expressly relate solely to an earlier date).

4. This Allonge shall be physically annexed to the Swing Line Note and shall evidence the extension of the Maturity Date of the Swing Line Note. The Borrowers agree that this Allonge constitutes an amendment and modification of the Swing Line Note and not a novation of the indebtedness evidenced thereby.

5. Except as expressly set forth herein, nothing contained in this Allonge is intended to or shall otherwise act to nullify, discharge, or release any obligation incurred in connection with the Swing

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Line Note and/or any other Loan Document or to waive or release any Collateral given by the Borrowers to secure the Swing Line Note. Except to the extent of any express conflict with this Allonge or except as otherwise expressly contemplated by this Allonge, all of the terms and conditions of the Swing Line Note shall remain in full force and effect, and the same are hereby expressly approved, ratified and confirmed. In the event of any express conflict between the terms and conditions of the Swing Line Note and this Allonge, this Allonge shall be controlling and the terms and conditions of such other documents shall be deemed to be amended to conform with this Allonge.

6. If any term, provision, condition, or any part of this Allonge shall for any reason be found or held to be invalid or unenforceable by any court or governmental agency of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision, condition or part nor any other term, provision, condition or part of this Allonge, and this Allonge shall survive and be construed as if such invalid or unenforceable term, provision, condition or part had not been contained therein.

7. The Borrowers acknowledge that, at all times prior to and through the date hereof, Citizens Bank (acting in its capacity as the Swing Line Lender) has acted in good faith and has conducted itself in a commercially reasonable manner in its relationship with the Borrowers in connection with this Allonge and in connection with the obligations of the Borrowers to Citizens Bank (acting in its capacity as the Swing Line Lender) under the Loan; the Borrowers hereby waive and release any claims to the contrary.

8. This Allonge shall be construed in accordance with the laws of the State of Maryland and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9. This Allonge may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument. Signature pages may be exchanged by facsimile and each party hereto agrees to be bound by its facsimile signature.

[The Remainder of This Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned have executed this Allonge as of the day and year first above written.

WITNESS:		OPINION RESEARCH CORPORATION, a Delaware corporation

By:	/s/ Kevin P. Croke	By:	/s/ Douglas L. Cox
Name:	Kevin P. Croke	Name:	Douglas L. Cox
		Title:	Secretary

MACRO INTERNATIONAL INC., a Delaware corporation

By:	/s/ Kevin P. Croke	By:	/s/ Douglas L. Cox
Name:	Kevin P. Croke	Name:	Douglas L. Cox
		Title:	Assistant Secretary

SOCIAL AND HEALTH SERVICES, LTD., a Maryland corporation

By:	/s/ Douglas L. Cox	By:	/s/ Kevin P. Croke
Name:	Douglas L. Cox	Name:	Kevin P. Croke
		Title:	Secretary

ORC HOLDINGS, LTD., an English company

By:	/s/ Douglas L. Cox	By:	/s/ Kevin P. Croke
Name:	Douglas L. Cox	Name:	Kevin P. Croke
		Title:	Designated Signer

O.R.C. INTERNATIONAL LTD., an English company

By:	/s/ Douglas L. Cox	By:	/s/ Kevin P. Croke
Name:	Douglas L. Cox	Name:	Kevin P. Croke
		Title:	Designated Signer

CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered bank, as the Swing Line Lender

By:	/s/ Derek Whitwer
Name:	Derek Whitwer
Title:	Vice President

CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered bank, as the Agent

By:	/s/ Derek Whitwer
Name:	Derek Whitwer
Title:	Vice President